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                   TERMINATION OF OPTION AGREEMENT

    TERMINATION OF OPTION AGREEMENT (the "Agreement"), dated September 30, 1996, by and between Omniquip International, Inc., a Delaware corporation formerly known as Uniquip Corporation (the "Corporation"), and Harbour Group Investments III, L.P., a Delaware limited partnership (the "Optionee").

                                 W I T N E S S E T H:

    WHEREAS, the Optionee is owner of over eighty percent (80%) of the issued and outstanding shares of the common stock, par value $.01 (the "Common Stock"), of the Corporation;

    WHEREAS, the Corporation, pursuant to a Stock Option Agreement (the "Option Agreement") between the Corporation and the Optionee, dated September 20, 1995, granted to the Optionee an option (the "Option") to purchase up to fifty thousand (50,000) shares of the Common Stock (the "Option Shares") upon the terms and subject to the conditions set forth in the Option Agreement;

    WHEREAS, the Corporation has filed a Registration Statement on Form S-1
(the "Registration Statement"), under the Securities Act of 1933, as amended (the "Act") with respect to the initial public offering of the Common Stock (the "Offering);

    WHEREAS, the Optionee will receive substantial financial benefit from the Offering; and

    WHEREAS, in connection with the Offering, the parties hereto desire to terminate the Option Agreement on the Effective Date (as hereinafter defined).

    NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    1. TERMINATION OF OPTION AGREEMENT. The Option Agreement is hereby terminated on the Effective Date and shall thereafter be of no further force and effect. The Optionee hereby releases the Corporation, effective on the Effective Date, from all of the Corporation's obligations to the Optionee arising under or in connection with the Option Agreement with respect to any Option Shares not heretofore issued to the Optionee pursuant to an exercise of an Option.

    2. EFFECTIVE DATE. This Agreement shall become effective on the date the Registration Statement becomes effective under the Act (the "Effective Date"). Until the Effective Date, the Option Agreement shall remain in full force and effect.

    3. BENEFIT AND BURDEN. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective personal or legal representatives, successors and assigns.

    4. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

    5. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.


                                  HARBOUR GROUP INVESTMENTS III, L.P.


                                  By:  Harbour Group III Management Co., L.P.
                                       general partner


                                       By:  HARBOUR GROUP MANAGEMENT
                                            III CO., general partner


                                            By: /s/ Francis M. Loveland
                                               --------------------------------
                                               Name:
                                               Title:


                                  OMNIQUIP INTERNATIONAL, INC.


                                  By: /s/ Philip G. Franklin
                                     ------------------------------------------
                                     Philip G. Franklin
                                     Chief Financial Officer


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